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          SECURITIES AND EXCHANGE COMMISSION
                WASHINGTON, D.C.  20549

                       FORM 8-K

                    CURRENT REPORT

          PURSUANT TO SECTION 13 OR 15(D) OF
          THE SECURITIES EXCHANGE ACT OF 1934



Date of Report (Date of earliest event reported):October 20, 1998


                  WSFS FINANCIAL CORPORATION
--------------------------------------------------------------
(Exact name of registrant as specified in its charter)


       DELAWARE                   0-16668           22-2866913
----------------------------    -----------     ----------------
(State or other jurisdiction    (Commission     (I.R.S. employer
    of incorporation)           file number)  identification no.)



838 MARKET STREET, WILMINGTON, DELAWARE                   19899
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(Address of principal executive offices)               (Zip code)


Registrant's telephone number, including area code:(302) 792-6000
                                                   --------------

                         Not Applicable
----------------------------------------------------------------
(Former name or former address, if changed since last report)


               Exhibit Index on Page 2
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ITEM 5.  OTHER EVENTS
---------------------

     On October 20, 1998, the Registrant announced its earnings for the quarter ended September 30, 1998. For additional information, see the Registrant's earnings release which is filed herewith as Exhibit 99.1

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION
         AND EXHIBITS
--------------------------------------------------------------

     (a)  Financial Statements of Businesses Acquired.  None
          -------------------------------------------

     (b)  Pro Forma Financial Information. None
          -------------------------------

     (c)  Exhibits. The following exhibits are filed as part
          --------  of this report on Form 8-K:


          EXHIBIT NO.              DESCRIPTION
          ----------               -----------

          99.1                     Earnings Release, dated
                                   October 20, 1998


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                      SIGNATURES



     Pursuant to the requirements of the Securities Exchange
Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly author-ized.

                              WSFS FINANCIAL CORPORATION



Date: November 5, 1998       BY:  /s/ Marvin N. Schoenhals
                                  -----------------------------
                                  Marvin N. Schoenhals
                                  Chairman, President
                                  and Chief Executive Officer